                                                                    Exhibit 99.7


                                                                    EXHIBIT H.

                      CONSOLIDATED NATURAL GAS COMPANY
          RELATIONSHIP OF LATIN AMERICA FOREIGN UTILITY COMPANY
                        TO OTHER SYSTEM COMPANIES


                      CONSOLIDATED NATURAL GAS COMPANY
                                     |
                                     |
                                     |
                                     |
                                     |          (Wholly owned
                                     |              subsidiary)
                                     |
                                     |
                                     |
                         CNG INTERNATIONAL CORPORATION
                                   / |
                                  /  |
                                 /   |
          (8.29% General        /    |         (16.5% Limited
           Partnership         /     |          Partnership
            Interest)         /      |           Interest)
                             /       |
                            /        |
                           /         |
                FONDELEC GENERAL     |
                   PARTNER, L.P.     |
                          \          |
                           \         |
                            \        |
          (1% General        \       |
           Partnership        \      |
            Interest)          \     |
                                \    |
                                 \   |
                            THE LATIN AMERICA ENERGY AND
                               ELECTRICITY FUND I, L.P.

                                                                 EXHIBIT H.

                      CONSOLIDATED NATURAL GAS COMPANY
             RELATIONSHIP OF ARGENTINE FOREIGN UTILITY COMPANIES
                        TO OTHER SYSTEM COMPANIES

                      CONSOLIDATED NATURAL GAS COMPANY
                                     |
                                     |
                                     |
                                     |
                                     |  (Wholly owned
                                     |    subsidiary)
                                     |
                                     |
                                     |
                         CNG INTERNATIONAL CORPORATION
                                     |              \
                                     |               \
                            CNG CAYMAN THREE LTD      \
                            /        |                 \
                           /         |                  \
                          /          |                   \
          (21.55% Ownership   (21.55% Ownership         (25% Ownership
              Interest)          Interest)                 Interest)
                 /                   |                      \
                /                    |                       \
       SODIGAS PAMPEANA S.A.   SODIGAS SUR S.A.       BUENOS AIRES ENERGY COMPANY S.A.
               |                     |                         |
               |                     |                         |
          (70% Ownership       (90% Ownership             (55% Ownership
              Interest)            Interest)                 Interest)
               |                     |                         |
               |                     |                         |
           CAMUZZI GAS          CAMUZZI GAS           INVERSORA ELECTRIA
           PAMPEANA S.A.        DEL SUR S.A.          DE BUENOS AIRES S.A.
                                                               |
                                                               |
                                                       (90% Ownership
                                                          Interest)
                                                               |
                                                               |
                                                     EMPRESA DISTRIBUIDORA
                                                   DE ENERGIA ATLANTICA S.A.